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                                                                  EXHIBIT 10.201


                                                                 Loan No. 95-227

THIS AMENDED, RESTATED AND INCREASED RECEIVABLES PROMISSORY NOTE NO. 1 AMENDS AND RESTATES IN ITS ENTIRETY AND INCREASES THE PRINCIPAL AMOUNT OF THAT CERTAIN RECEIVABLES PROMISSORY NOTE DATED MARCH 28, 1996, IN THE ORIGINAL PRINCIPAL AMOUNT OF $15,000,000.00, THE ORIGINAL OF WHICH IS ATTACHED HERETO.

                         AMENDED, RESTATED AND INCREASED
                        RECEIVABLES PROMISSORY NOTE NO. 1


$30,000,000.00                                                 December 22, 1999


        THIS AMENDED, RESTATED AND INCREASED RECEIVABLES PROMISSORY NOTE NO. 1 amends and restates in its entirety and increases the principal amount of the following described promissory note as described in that certain Interval Receivables Loan and Security Agreement dated March 28, 1996 as subsequently amended, made by Preferred Equities Corporation, a Nevada corporation, to Heller Financial, Inc.: that certain Receivables Promissory Note dated March 28, 1996, in the principal amount of $15,000,000.00; (the "ORIGINAL NOTE"). Pursuant to that certain Fourth Amendment to Interval Receivables Loan and Security Agreement between Holder and Maker dated _________________, 1999, Maker hereby executes and delivers to Holder this Amended, Restated and Increased Receivables Promissory Note No. 1 which amends, restates and increases the principal amount of the Original Note, as follows:

1.      PROMISE TO PAY.

        FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("MAKER") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation, and its successors and assigns ("HOLDER"), in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Advances made by Holder to Maker (the "LOAN") pursuant to that certain Interval Receivables Loan and Security Agreement, dated March 28, 1996, between Holder and Maker, as amended, modified or supplemented from time to time in accordance with its terms (the "Receivables Loan Agreement"). This is a revolving Note, the principal amount of which may increase or decrease from time to time during the term hereof. This Note shall evidence Advances made under the Receivables Loan Agreement, notwithstanding that the total aggregate of principal advances and repayments exceed the original maximum principal amount hereof, and notwithstanding that the principal balance may be zero at any time. Payments shall be made to Holder at 500 West Monroe Street, 15th Floor, Chicago, Illinois 60661 (or such other address as Holder may hereafter designate in writing to Maker).

        The repayment of the Loan evidenced by this Note is secured by the Receivables Loan Agreement pursuant to which Maker has assigned, pledged and granted a security interest to Lender in certain receivables related to the sale of Intervals and other collateral described therein. This Note, the Receivables Loan Agreement and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "Receivables Loan Documents".


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        This Note has been issued pursuant to the Receivables Loan Agreement, and all of the terms, covenants and conditions of the Receivables Loan Agreement (including all Exhibits thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. Defined terms used herein and not otherwise defined shall have the meanings set forth in the Receivables Loan Agreement.

2.      PRINCIPAL AND INTEREST

        So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding and Maker shall pay interest thereon at a rate equal to a floating rate per annum equal to four percent (4.0%) plus the Base Rate (the aggregate rate referred to as the "INTEREST RATE"). "BASE RATE" shall mean the rate published each Business Day in the Wall Street Journal for deposits maturing three (3) months after issuance under the caption "Money Rates, London Interbank Offered Rates (Libor)." The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) Business Day of such month. Interest shall be calculated on a 360 day year and charged for the actual number of days elapsed.

3.      PAYMENT.

               This Note is subject to mandatory payments as provided in Section
1.4 of the Receivables Loan Agreement.

               Maker shall pay interest to Lender monthly, in arrears, on the first day of each calendar month, commencing January 1, 2000, on the unpaid principal amount of this Note outstanding during the previous calendar month at a fluctuating interest rate per annum (computed daily on the basis of a year of 360 days and charged for the actual number of days elapsed) equal to the Interest Rate; provided, however, that after the occurrence of an Event of Default under the Receivables Loan Agreement this Note shall bear interest at the Default Rate set forth below.

        The Loan shall be due and payable on or before June 30, 2006, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "MATURITY DATE").

4.      PREPAYMENT.

               This Note is (i) subject to mandatory prepayments in whole or in part as provided in Section 1.5(b) of the Receivables Loan Agreement; and (ii) permitted optional prepayments in accordance with Section 1.5(a) of the Receivables Loan Agreement, subject to applicable Prepayment Premiums.

               Not in limitation of any other mandatory prepayment requirements under the Receivables Loan Agreement, if at any time the outstanding aggregate principal balance under (i) this Note; (ii) that certain Amended, Restated and Consolidated Acquisition Promissory Note No. 1 of even date herewith, between Holder and Maker in the principal amount of $2,802,680.00, together with any acquisition promissory note or notes given in connection with the Second Supplemental Acquisition Commitment as set forth in that certain Third Amendment to Acquisition and Construction Loan Agreement dated ________________, 1999 (such acquisition promissory notes being collectively referred to as the "Acquisition Note"); and (iii) that certain Amended, Restated and Consolidated Revolving Renovation Promissory Note dated December 23, 1997, between Holder and Maker in the maximum principal amount of $2,500,000.00, together with any renovation promissory note or notes given in connection with the Supplemental Renovation Commitment as set forth in that certain Third Amendment to Acquisition and Construction Loan Agreement dated ________________, 1999 (such renovation promissory notes being collectively referred to as the "Renovation Note") exceeds $30,000,000.00 or such lesser amount as set


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forth in the Receivables Loan Agreement, such excess amount shall be due and payable by Maker to Holder within five (5) Business Days after notice from Holder without premium or penalty and such amount shall be applied by Holder to reduce the outstanding principal balance of any of the above-referenced notes in any manner or amount that Holder determines.

5.      DEFAULT.

        A.     Events of Default.

        An "Event of Default" under this Note shall mean the occurrence of any Event of Default under any of the Receivables Loan Documents, after giving effect to any applicable grace or cure period.

        B.     Remedies.

        So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "DEFAULT RATE"); (b) Holder may, at its option and without notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Receivables Loan Agreement or any other Receivables Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Receivables Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Receivables Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

        If any attorney is engaged: (i) to collect the Loan or any sums due under the Receivables Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens and security interests of the Receivables Loan Agreement or any of the Receivables Loan Documents; (iv) to foreclose on the Collateral; (v) to represent Holder in any other proceedings whatsoever in connection with the Receivables Loan Agreement or any of the Receivables Loan Documents including post judgment proceedings to enforce any judgment related to the Receivables Loan Documents; or (vi) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all reasonable costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6.      LATE CHARGE.

        If payments of principal and/or interest, or any other amounts under the other Receivables Loan Documents are not timely made or remain overdue for a period of ten (10) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each delinquent payment.



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7.      GOVERNING LAW; SEVERABILITY.

        This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.      WAIVER.

        Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors, assigns and legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note except as provided in the Receivables Loan Agreement, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.      SECURITY, APPLICATION OF PAYMENTS.

        This Note is secured by the liens, encumbrances and obligations created hereby and by the other Receivables Loan Documents. Payments will be applied to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Receivables Loan Documents, to interest due on the Loan and to the outstanding principal balance of the Loan, in any order that Holder, at its sole option, may deem appropriate.

10.     MISCELLANEOUS.

        A.     Amendments.

        This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder and Maker.

        B.     Lawful Rate of Interest.

        In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Receivables Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Receivables Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the principal of the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if the Loan has



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been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

        C.     Captions.

        The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

        D.     Notices.

        Notices shall be given under this Note in conformity with the terms and conditions of the Receivables Loan Agreement.

        E.     Joint and Several.

        The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

        F.     Time of Essence.

        Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

11.     VENUE.

        MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS MAKER, C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER PROVIDED A COPY OF SUCH SERVICE OF PROCESS IS ALSO SENT WITHIN THREE (3) DAYS THEREAFTER TO MAKER EXCEPT IN THE CASE OF SERVICE OF PROCESS FOR ACTIONS WHEREIN THE MAKER'S RESPONSE IS DUE IN LESS THAN TWENTY (20) DAYS, A COPY OF SUCH PROCESS WILL BE SENT TO MAKER ON THE SAME DAY AS SERVICE ON C T CORPORATION SYSTEM. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, MAKER SHALL, WITHIN TEN (10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE RECEIVABLES LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.



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12.     SALE OF LOAN.

        Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Receivables Loan Agreement and the other Receivables Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. In the event Holder sells, transfers, conveys or assigns all of Holder's right, title and interest in this Note or the Loan, Holder shall give notice thereof to Maker and Holder shall thereupon be released from liability and obligations of the Lender hereunder and under all other transferred Loan Documents from and after the date of such transfer provided such transferee agrees to be bound by the obligations of Lender thereunder and provided such transferee is of equal or greater financial capacity than Holder. Notice to Maker shall not be required for any partial sale, transfer, assignment or conveyance of this Note.

13.     JURY TRIAL WAIVER.

        MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

        IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date first set forth above.

                                        MAKER:

                                        Preferred Equities Corporation,
                                        a Nevada corporation


                                        By: /s/ JON A. JOSEPH
                                            --------------------------------

                                        Print Name: Jon A. Joseph
                                                    ------------------------

                                        As Its: Vice President
                                                ----------------------------



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